UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 2, 2016

Qumu Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

510 1st Avenue North, Suite 305
Minneapolis, MN	55403
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Items under Sections 1 and 3 through 8 are not applicable and therefore omitted.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
Qumu Corporation (the “Company”) hereby furnishes as Exhibit 99.1 a press release issued on August 2, 2016 disclosing material non-public information regarding its results of operations for the quarter ended June 30, 2016 and hereby furnishes as Exhibit 99.2 statements of Vern Hanzlik, its President and Chief Executive Officer, and Peter J. Goepfrich, its Chief Financial Officer, made on August 3, 2016 at a telephone conference relating to the quarter ended June 30, 2016 results.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release issued on August 2, 2016.

99.2	Statements of Vern Hanzlik, President and Chief Executive Officer, and Peter J. Goepfrich, Chief Financial Officer at a telephone conference held on August 3, 2016.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ Peter J. Goepfrich
Peter J. Goepfrich
Chief Financial Officer

Date: August 3, 2016